Property, Plant and Equipment	12 Months Ended
Jun. 30, 2021
Property, plant and equipment [abstract]
Property, Plant and Equipment	PROPERTY, PLANT AND EQUIPMENT

	SA Rand
Figures in million	2021	2020
Mining assets	26 487	22 174
Mining assets under construction	2 732	2 714
Undeveloped properties	3 988	4 024
Other non-mining assets	390	274
Total property, plant and equipment	33 597	29 186
15     PROPERTY, PLANT AND EQUIPMENT continued
Mining assets

Accounting policy
Mining assets including mine development costs and mine plant facilities are initially recorded at cost, whereafter they are measured at cost less accumulated depreciation and impairment. Costs include expenditure that is directly attributable to the acquisition of the items. Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the group and the cost of the item can be measured reliably.

The net assets of operations placed on care and maintenance are impaired to their recoverable amount. Expenditure on the care and maintenance of these operations is charged against income, as incurred. Mineral and surface use rights represent mineral and surface use rights for parcels of land both owned and not owned by the group.

Mineral and surface rights include acquired mineral use rights in production, development and exploration phase properties. The amount capitalised related to a mineral and surface right, either as an individual asset purchase or as part of a business combination, is the fair value at acquisition.

The group’s mineral use rights are enforceable regardless of whether proved or probable reserves have been established. In certain limited situations, the nature of use changes from an exploration right to a mining right upon the establishment of proved and probable reserves. The group has the ability and intent to renew mineral use rights where the existing term is not sufficient to recover all identified and valued proved and probable reserves and/or undeveloped mineral interests.

Depreciation
Depreciation of mining assets is computed principally by the units-of-production method over life-of-mine based on estimated quantities of economically recoverable proved and probable reserves, which can be recovered in future from known mineral deposits.

In most instances, proved and probable reserves provide the best indication of the useful life of the group’s mines (and related assets). However, in some instances, proved and probable reserves may not provide a realistic indication of the useful life of the mine (and related assets). This may be the case, for example, where management is confident that further inferred resources will be converted into measured and indicated resources and if they are economically recoverable, they can also be classified as proved and probable reserves. Management is approaching economic decisions affecting the mine on this basis, but has chosen to delay the work required to designate them formally as reserves.

In assessing which resources to include so as to best reflect the useful life of the mine, management considers resources that have been included in the life-of-mine plan. To be included in the life-of-mine plan, resources need to be above the cut-off grade set by management, which means that the resource can be economically mined and is therefore commercially viable. This consistent systematic method for inclusion in the life-of-mine plan takes management’s view of the gold price, exchange rates as well as cost inflation into account.

In declaring the resource, management would have had to obtain a specified level of confidence of the existence of the resource through drilling as required by the South African Code for Reporting Exploration Results, Mineral Resources and Mineral Reserves (SAMREC).

Additional confidence in the existence, commercial viability and economical recovery of such resources may be based on historical experience and available geological information, such as geological information obtained from other operations that are contiguous to the group’s operations, as well as where the group mines continuations of these other operations’ orebodies and reefs. This is in addition to the drilling results obtained by the group and management’s knowledge of the geological setting of the surrounding areas, which would enable simulations and extrapolations to be done with a reasonable degree of accuracy.

In instances where management is able to demonstrate the economic recovery of such resources with a high level of confidence, such additional resources, which may also include certain, but not all, of the inferred resources, as well as the associated future development costs of accessing those resources, are included in the calculation of depreciation. The future development costs are those costs that need to be incurred to access these inferred resources, for example the costs to complete a decline or level, which may include infrastructure and equipping costs. These amounts have been extracted from the cash flow projections for the life-of-mine plans.

Mineral rights associated with production phase mineral interests are amortised over the life of mine using the units-of-production method in order to match the amortisation with the expected underlying future cash flows.

Impairment
Testing for impairment is done in terms of the group policy as discussed in note 2.5.

Scrapping of assets
Where significant adverse changes have taken place relating to the useful life of an asset, that asset is tested for impairment in terms of the group policy as discussed in note 2.5. Whether or not an impairment is recognised, it is then necessary to review the useful lives and residual values of the assets within the CGU – this is reviewed at least annually. Where necessary, the useful lives and residual values of the individual assets are revised.

Where the useful life of an asset is nil as a result of no future economic benefit expected from the use or disposal of that asset, it is necessary to derecognise the asset. The loss arising from the derecognition is included in profit or loss in the period in which the asset was derecognised.
15     PROPERTY, PLANT AND EQUIPMENT continued
Mining assets continued

Accounting policy continued
Stripping activities
The removal of overburden and other mine waste materials is often necessary during the initial development of an opencast mine site, in order to access the mineral ore deposit. The directly attributable cost of this activity is capitalised in full within mining assets under construction, until the point at which the mine is considered to be capable of commercial production.

The removal of waste material after the point at which a mine is capable of commercial production is referred to as production stripping.

When the waste removal activity improves access to ore extracted in the current period, the costs of production stripping are charged to the income statement as operating costs in accordance with the principles of IAS 2, Inventories.

Where production stripping activity both produces inventory and improves access to ore in future periods the associated costs of waste removal are allocated between the two elements. The portion which benefits future ore extraction is capitalised within stripping and development capital expenditure. If the amount to be capitalised cannot be specifically identified it is determined based on the volume of waste extracted compared with expected volume for the identified component of the orebody. Components are specific volumes of a mine’s orebody that are determined by reference to the life-of-mine plan.

In certain instances significant levels of waste removal may occur during the production phase with little or no associated production. The cost of this waste removal is capitalised in full.

All amounts capitalised in respect of waste removal are depreciated using the units-of-production method based on proved and probable ore reserves of the component of the orebody to which they relate.

The effects of changes to the life-of-mine plan on the expected cost of waste removal or remaining reserves for a component are accounted for prospectively as a change in estimate.

Critical accounting estimates and judgements – Gold Mineral Reserves and Resources
Gold mineral reserves and resources are estimates of the amount of ounces that can be economically and legally extracted from the group’s properties. In order to calculate the gold mineral reserves and resources, estimates and assumptions are required about a range of geological, technical and economic factors, including quantities, grades, production techniques, recovery rates, production costs, commodity prices and exchange rates.

Estimating the quantities and/or grade of the reserves and resources requires the size, shape and depth of the orebodies to be determined by analysing geological data such as the logging and assaying of drill samples. This process may require complex and difficult geological judgements and calculations to interpret the data.

Because the economic assumptions used to estimate the gold mineral reserves and resources change from year to year, and because additional geological data is generated during the course of operations, estimates of the mineral reserves and resources may change from year to year. Changes in the reserves and resources may affect the group’s financial results and financial position in a number of ways, including:
•    Asset carrying values may be affected due to changes in estimated cash flows;
•    Scrapping of assets to be recorded in the income statement following the derecognition of assets as no future economic benefit expected;
•    Depreciation and amortisation charged in the income statement may change as they are calculated on the units-of-production method;
•    Environmental provisions may change as the timing and/or cost of these activities may be affected by the change in mineral reserves; and
•    Useful life and residual values may be affected by the change in mineral reserves.

At the end of each financial year, the estimate of proved and probable gold mineral reserves and resources is updated. Depreciation of mining assets is prospectively adjusted, based on these changes.

Critical accounting estimates and judgements – production start date
Various relevant criteria are considered in order to assess when the mine is substantially complete and ready for its intended use and moves into the production phase. Some of the criteria would include but are not limited to the following:
•    The level of capital expenditure compared to the total project cost estimates;
•    The ability to produce gold in a saleable form (where more than an insignificant amount of gold has been produced); and
•    The ability to sustain the ongoing production of gold.

Critical accounting estimates and judgements – stripping activities
The determination of the volume of waste extracted and the expected volume for the identified component of the orebody is dependent on an individual mine’s design and life-of-mine plan and therefore changes to the design or life-of-mine plan will result in changes to these estimates. Identification of the components of a mine’s orebody is made by reference to the life-of-mine plan. The assessment depends on a range of factors including each mine’s specific operational features and materiality.
15     PROPERTY, PLANT AND EQUIPMENT continued
Mining assets continued

Critical accounting estimates and judgements – impairment of assets
The recoverable amount of mining assets is generally determined utilising real discounted future cash flows (post tax). Management also considers such factors as the quality of the individual orebody, market risk, asset specific risks and country risk in determining the fair value.

Key assumptions for the calculations of the mining assets’ recoverable amounts are the commodity prices, resource values, marketable discount rates, costs to sell, exchange rates and the annual life-of-mine plans. In determining the commodity prices and resource values to be used, management assesses the long-term views of several reputable institutions on commodity prices and based on this, derives the commodity prices and resource values.

The life-of-mine plans are based on the proved and probable reserves as included in the Reserve Declaration, which are determined in terms of SAMREC, as well as resources where management has high confidence in the orebody and economical recovery of gold, based on historic and similar geological experience.

During the year under review, the group calculated the recoverable amounts (generally fair value less costs to sell) based on updated life-of-mine plans and the following gold price, silver price and exchange rates assumptions:

	2021	2020	2019
US$ gold price per ounce
– Year 1	1 805	1 610	1 325
– Year 2	1 673	1 558	1 310
– Year 3	1 582	1 469	1 290
– Long term (Year 4 onwards)	1 500	1 350	1 290
US$ silver price per ounce
– Year 1	25.72	17.00	15.75
– Year 2	23.22	17.00	15.75
– Year 3	21.70	17.00	17.00
– Long term (Year 4 onwards)	20.70	17.00	17.00
Exchange rate (R/US$)
– Year 1	14.54	16.72	14.43
– Year 2	14.36	15.47	14.25
– Year 3	14.44	15.29	14.11
– Long term (Year 4 onwards)	14.51	14.51	14.11
Exchange rate (PGK/US$)	3.50	3.45	3.34
Rand gold price (R/kg)
– Year 1	843 000	865 000	615 000
– Year 2	772 000	775 000	600 000
– Year 3	735 000	722 000	585 000
– Long term (Year 4 onwards)	700 000	630 000	585 000

The following is the attributable gold resource value assumption:

	South Africa			Hidden Valley
US dollar per ounce	2021	2020	2019	2021	2020	2019
Underground resources
Measured	16.50	25.00	25.00	n/a	n/a	n/a
Indicated	9.00	8.00	8.00	n/a	n/a	n/a
Inferred	3.60	2.80	2.80	n/a	n/a	n/a
Surface resources
Measured	30.00	n/a	n/a	n/a	n/a	n/a
Indicated	17.50	n/a	n/a	9.00	8.00	8.00
Inferred	8.00	n/a	n/a	n/a	n/a	n/a

The recoverable amount of mining assets is determined utilising real discounted future cash flows or resource multiples in the case of undeveloped properties and certain resource bases. The underground resource value has been applied to Target North and Doornkop's Kimberly Reef and the surface resource values have been applied to the Mispah Tailings resource, Vaal River and West Wits surface sources.
15     PROPERTY, PLANT AND EQUIPMENT continued
Mining assets continued

Critical accounting estimates and judgements – impairment of assets continued
One of the most significant assumptions that influence the group's operations' life-of-mine plans, and therefore the impairment assessment, is the expected gold price. Due to the short-term volatility in the US$ commodity price and Rand against the US$, management decided it would be appropriate to continue to differentiate between short-, medium- and long-term assumptions used in the models. The long-term price was determined as part of the annual budgeting process and is used in the life-of-mine plans and is also the cut-off price for calculating reserves included in the declaration of reserves and resources in terms of SAMREC. The resource multiple values have been updated from the prior year, due to the recent transaction between AGA and Harmony for the purchase of the Mponeng operations and related assets. The resource multiple has been further updated to differentiate between underground operations and surface source operations due to this new information and applied to the relevant resource bases. Please refer to note 14 for further information on the acquisition. The silver price has been extended during the current financial year to include short-, medium- and long-term rates. The long-term rate used is based on the rate used as part of the strategic planning process.

Due to the volatilities experienced in the markets and the uncertainty in forecasting future cash flows due to the impact of the Covid-19 pandemic, management has used various probability scenarios in determining the recoverable amounts for the CGUs at 30 June 2021 and 2020.

The factors below were considered in management's judgements. The most significant change year on year was the introduction of the vaccination programme and its impact on infection rates. The factors were:
•Infection rates and the timing of the expected peaks in the provinces and/or countries that Harmony's operations are situated in;
•Expected disruptions to production together with the mitigation strategies management has in place;
•Expectation of the completion date of the vaccination programme at Harmony and a governmental level; and
•Potential duration of the impact of the virus (prior and post vaccination) and the related restrictions in operations.

Management included estimates of the staffing costs for screening and monitoring employees at work as well as those that are in quarantine. Further costs have been included in the life-of-mine plans for the cost of the vaccination programme and the scenarios used by management include further potential costs if vaccinations are required in the future at various intervals.

In preparing the various scenarios, management considered and varied:
•The potential impact on production and therefore on the revenue cash flows, based on historical trends that have been extrapolated to account for varying disruption levels;
•The duration of potential disruptions to production, ranging from 12 months to 24 months;
•The infection rates and associated costs as well as vaccination costs. This included impacts on production as well as considerations of the potential requirement to re-vaccinate in coming years.

The calculated cash flows were then weighted based on management's expectation of each of the scenarios occurring. The resulting amounts were discounted using the specific discount rate for each operation in order to determine the recoverable amount.

The post-tax real discount rate for Hidden Valley was 10.30% (2020: 9.02%) (2019: 10.13%) and the post-tax real discount rates for the South African operations ranged between 9.30% and 12.00% (2020: 9.62% and 11.53%) (2019: 8.90% and 11.10%), depending on the asset, were used to determine the recoverable amounts. Cash flows used in the impairment calculations are based on life-of-mine plans which exceed five years for the majority of the mines. Cash flows from potential projects, life-of-mine extensions and residual ounces can also be included in the impairment assessment where deemed appropriate. An additional risk premium is added to the post-tax real discount rates in these instances.

Refer to note 6 for details of impairment testing performed and impairments recorded.

Should management’s estimate of the future not reflect actual events, further impairments may be identified.

Factors affecting the estimates include:
•Changes to proved and probable ore reserves;
•Economical recovery of resources;
•The grade of the ore reserves may vary significantly from time to time;
•Review of strategy;
•Unforeseen operational issues at the mines;
•Differences between actual commodity prices and commodity price assumptions;
•Changes in the discount rate and foreign exchange rates;
•Changes in capital, operating mining, processing and reclamation costs;
•Mines' ability to convert resources into reserves;
•Potential production stoppages for indefinite periods;
•The impact of the Covid-19 pandemic on the global economy, commodity prices and exchange rates, as well as the impact in the countries the group operates in, resulting in production curtailment; and
•Carbon tax.
15     PROPERTY, PLANT AND EQUIPMENT continued
Mining assets continued

Sensitivity analysis – impairment of assets
One of the most significant assumptions that influence the life-of-mine plans and therefore impairment assessments is the expected commodity prices. Management determined a reasonably possible long-term change of 10% in gold prices based on the standard deviation of both Harmony's long-term gold price assumption over the past five financial years and market analysts' forecasted long-term gold price assumptions. A 10% increase/decrease (pre-impairment and -scrapping recognition) in the gold price and resource values used, with the resultant adjustment to mining royalties in 2021 (with all other variables held constant and not taking any actions, such as stopping capital projects, into account) would have resulted in the following post-tax impairment being recorded (including the impairments recorded in the current period) as at 30 June 2021:

	SA Rand
Figures in million	2021	2020
-10% decrease
Tshepong Operations	5 325	3 352
Mponeng	2 249	—
Moab Khotsong[1]	1 916	15
Doornkop	1 914	—
Target 1	1 267	804
Kusasalethu	821	441
Bambanani[1]	413	94
Kalgold	390	—
Joel	359	716
Target 3	178	—
Other assets	101	20
Mine Waste Solutions	96	—
West Wits	35	—
Unisel	—	6
+10% increase
Target 3	178	—
[1]    The carrying amounts of these CGUs include goodwill and any impairment losses are allocated first to goodwill and then to the identifiable assets.

At all other operations, a 10% increase in the gold price would have resulted in no impairments being recorded.
15     PROPERTY, PLANT AND EQUIPMENT continued
Mining assets continued
The movement in the mining assets is as follows:

	SA Rand
Figures in million	2021	2020
Cost
Balance at beginning of year	59 736	53 629
Fully depreciated assets no longer in use derecognised	(989)	—
Additions (a)	4 518	3 180
Acquisitions (b)	5 887	—
Disposals	—	(85)
Scrapping of assets (c)	(1 221)	(268)
Adjustment to rehabilitation asset (d)	(774)	(48)
Transfers and other movements (e)	545	1 348
Translation	(2 722)	1 980
Balance at end of year	64 980	59 736
Accumulated depreciation and impairments
Balance at beginning of year	37 562	33 080
Fully depreciated assets no longer in use derecognised	(989)	—
Impairment of assets (f)	937	—
Disposals	—	(70)
Scrapping of assets (c)	(1 060)	(206)
Depreciation	3 936	3 563
Translation	(1 893)	1 195
Balance at end of year	38 493	37 562
Net carrying value	26 487	22 174

(a)Included in additions for 2021 is an amount of R159 million (2020: R97 million) for capitalised depreciation associated with stripping activities at the Hidden Valley operations.

(b)Refer to note 14 for details on the fair value of assets acquired.

(c)Refer to note 9 for the total loss on scrapping recognised.

(d)Refer to note 26 for details on the adjustment to the rehabilitation asset.

(e)Transfer of assets mainly relates to assets under construction transferred to mining assets. During the 2021 year an amount of R541 million (2020: R438 million) was transferred to mining assets at Hidden Valley. This related to ongoing mining development costs.The remaining amount relates to Joel’s Level 137 decline project that was assessed as having reached commercial levels of production on 1 January 2020 and transferred to mining assets. The capitalisation of borrowing costs ceased and depreciation commenced as of 1 January 2020.

(f)Impairment of assets mainly relates to the impairment of Tshepong Operations and Target 3.

Stripping activities
Included in the balance for mining assets is an amount of R176 million (2020: R84 million) relating to Kalgold and R871 million (2020: R598 million) relating to Hidden Valley. Depreciation of R16 million (2020: R17 million) and R934 million (2020: R668 million) was recorded for Kalgold and Hidden Valley respectively.
15     PROPERTY, PLANT AND EQUIPMENT continued
Mining assets under construction

Accounting policy
At the group’s surface mines, when it has been determined that a mineral property can be economically developed as a result of establishing proved and probable reserves, costs incurred to develop the property are capitalised as incurred until the mine is considered to have moved into the production phase. These costs include costs to further delineate the orebody and remove overburden to initially expose the orebody.

At the group’s underground mines, all costs incurred to develop the property, including costs to access specific ore blocks or other areas of the underground mine, are capitalised to the extent that such costs will provide future economic benefits. These costs include the cost of shaft sinking and access, the costs of building access ways, lateral development, drift development, ramps, box cuts and other infrastructure development.

Where a depreciable asset is used in the construction or extension of a mine, the depreciation is capitalised against the mine’s cost.

Exploration properties acquired are recognised in the balance sheet within development cost and are shown at cost less provisions for impairment determined in accordance with the group’s accounting policy on impairment of non-financial assets.

Mineral interests associated with development and exploration phase mineral interests are not amortised until such time as the underlying property is converted to the production stage.

Capitalisation of pre-production costs ceases when commercial levels of production are reached. Commercial levels of production are discussed under “production start date” above.

Critical accounting estimates and judgements – exploration and evaluation assets
The recoverability of exploration and evaluation expenditure is assessed at the end of each reporting period. Significant judgement is required as to whether an area of activity is to be carried forward on the balance sheet, or written off through the identification of areas of activity which have not yet reached a stage that permits a reasonable assessment of the existence of economically recoverable reserves, where there is no continuing significant activity plan in relation to the area.

The movement in the mining assets under construction is as follows:

	SA Rand
Figures in million	2021	2020
Cost
Balance at beginning of year	2 714	2 964
Additions	924	687
Depreciation capitalised[1]	4	4
Finance costs capitalised[2]	22	54
Transfers and other movements	(541)	(1 334)
Translation	(391)	339
Balance at end of year	2 732	2 714
[1]    Relates to Tshepong Operations.
[2]    Refer to note 11 for further detail on the capitalisation rate applied.

Wafi-Golpu development
Capitalisation of certain project expenses on Wafi-Golpu was halted from 1 July 2019 following delays in the permitting of the project (refer to note 22). All ongoing expenses since were for holding purposes and did not result in future economic benefit. These have been included in exploration expenditure in the income statement and amounted to R51 million (2020: R123 million) for the year.
15     PROPERTY, PLANT AND EQUIPMENT continued
Undeveloped properties

Accounting policy
Undeveloped properties are initially recognised at cost, which is generally based on the fair value of resources obtained through acquisitions. The carrying values of these properties are tested annually for impairment. Once development commences, these properties are transferred to mining properties and accounted for in accordance with the related accounting policy.

The movement in the undeveloped properties is as follows:

	SA Rand
Figures in million	2021	2020
Cost
Balance at beginning of year	5 499	5 437
Translation	(38)	62
Balance at end of year	5 461	5 499
Accumulated depreciation and impairments
Balance at beginning of year	1 475	1 472
Translation	(2)	3
Balance at end of year	1 473	1 475
Net carrying value	3 988	4 024
Other non-mining assets

Accounting policy
Land is shown at cost and not depreciated. Other non-mining fixed assets are shown at cost less accumulated depreciation and accumulated impairment losses. Other non-mining fixed assets are depreciated on a straight-line basis over their estimated useful lives as follows:
•Vehicles at 20% per year.
•Computer equipment at 33.3% per year.
•Furniture and equipment at 16.67% per year.

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

The movement in the non-mining assets is as follows:

	SA Rand
Figures in million	2021	2020
Cost
Balance at beginning of year	703	658
Fully depreciated assets no longer in use derecognised	(49)	—
Acquisitions	135	—
Additions	34	39
Translation	(2)	6
Balance at end of year	821	703

	SA Rand
Figures in million	2021	2020
Accumulated depreciation and impairments
Balance at beginning of year	429	387
Fully depreciated assets no longer in use derecognised	(49)	—
Depreciation	52	38
Translation	(1)	4
Balance at end of year	431	429
Net carrying value	390	274